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                                                                   EXHIBIT 10.38


                                ADDENDUM NO. 1
                              to Lease Agreement

     THIS Addendum No. 1 to a lease (the "Lease") dated as of October 12, 1987, by and between 1741 Conant Partnership ("Lessor") and Kevco, Inc. ("Lessee") is made and entered into as of the 21 day of September, 1988;

                                  WITNESSETH;
                                  ----------

     WHEREAS, Lessee is in need of additional space for use in its business in Elkhart, Indiana; and

     WHEREAS, Lessor has agreed to lease to Lessee additional space upon the terms and subject to the conditions contained in this Addendum and in the Lease;

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements herein contained, the parties hereto have agreed and do hereby agree as follows:

     1. As defined in Paragraph 1 of the Lease, the term "Demised Premises" shall include the property and improvements thereon described on EXHIBIT "A" attached to the Lease, as well as 18,000 square feet of new space being leased by Lessor to Lessee pursuant to this Addendum to the Lease.

     2.  Paragraph 3 of the Lease is hereby amended as follows:

     (a) By adding at the beginning of said paragraph, the words "Commencing the effective date of this Addendum as provided herein,";

     (b) The number $3,672,000 on Line 3 is hereby changed to $4,378,854.19; and

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     (c) The number $15,300 on Line 4 is hereby changed to $19,260.

     3. The effective date of the changes to the Lease as evidenced by this Addendum shall be November 1, 1988.

     4. Except as amended hereby, the Lease shall remain in full force and effect and unimpaired.

     IN WITNESS WHEREOF, the parties have executed this Addendum to the Lease as of the date first above written, but effective the Effective Date provided herein.

                                            LESSOR:

                                            1741  CONANT PARTNERSHIP,
                                                  a Texas General Partnership

                                            BY:   K & E Land and Leasing,
                                                  a Texas General Partnership
                                                  Managing Partner

                                            BY:   /s/ Jerry S. Kimmel
                                               --------------------------------
                                                Its Partner

                                            LESSEE:

                                            KEVCO, INC.

                                            BY:   [SIGNATURE APPEARS HERE]
                                               --------------------------------
                                                Its Chairman & Secretary